EXHIBIT 10.1

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This First Amendment to Employment Agreement (this “Amendment”) is entered into by and between Tuesday Morning Corporation (the “Company”) and Steven R. Becker (the “Executive”) effective as of the date set forth below for purposes of amending that certain Employment Agreement, dated December 11, 2015, by and between the Company and the Executive (the “Agreement”).  Any terms used in this Amendment that are not specifically defined herein shall have the meaning specified in the Agreement.

WHEREAS, pursuant to Article V.M. of the Agreement, the provisions of the Agreement may be amended with the prior written consent of the Company and the Executive; and

WHEREAS, the parties desire to amend the Agreement’s provisions governing the calculation of certain bonus amounts on termination of employment without cause to reflect, among other things, recent changes in the law; now, therefore

IT IS AGREED:

1.Article III.B.(iii)(b)(2) of the Agreement is hereby amended by deleting said provision in its entirety and substituting in lieu thereof the following new provision:

In addition, the Company shall pay the Executive an amount equal to 1 times his Annual Bonus for the fiscal year of termination at the target performance level, payable at the same time as bonuses would otherwise be payable under the Company’s bonus plan (as then in effect).

2.The first sentence of Article III.B.(iv) of the Agreement is hereby amended by adding the following clause to the end of said sentence:

and “1.5” shall be substituted in lieu of “1” in Article III.B.(iii)(b)(2).

3.Except as expressly amended by this Amendment, the Agreement shall continue in full force and effect in accordance with the provisions thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and the Executive have caused this Amendment to be executed and effective as of May 1, 2018.

THE COMPANY:TUESDAY MORNING CORPORATION

By: /s/ Stacie R. Shirley  ______________

Name:Stacie R. Shirley

Title:Executive Vice President, Chief

Financial Officer and Treasurer

THE EXECUTIVE:/s/ Steven R. Becker  ______________

Steven R. Becker

Signature Page to First Amendment to Employment Agreement